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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 2, 2007


                          CREDIT ACCEPTANCE CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        Michigan                      000-20202         38-1999511
--------------------------------  -----------------  ----------------
 (State or other jurisdiction       (Commission      (I.R.S.Employer
       of incorporation)            File Number)     Identification No.)


  25505 West Twelve Mile Road, Suite 3000,                   48034-8339
        Southfield, Michigan
-----------------------------------------                   --------------
  (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 248-353-2700

                                 Not Applicable

           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2007, Credit Acceptance Corporation (the "Company"), issued a press release announcing its financial results for the three and six month period ended June 30, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

           99.1  Press Release dated August 2, 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREDIT ACCEPTANCE CORPORATION

                                      By: /s/ Kenneth S. Booth
                                      ------------------------------------------
                                      Kenneth S. Booth
                                      Chief Financial Officer
                                      August 7, 2007